Cash Flow	6 Months Ended
Jun. 30, 2021
Disclosure Of Cash Flow [Abstract]
Cash Flow

Notes to the Unaudited Interim Financial Statements

CASH FLOW

Net cash generated from operating activities

Net cash generated from operating activities in the IFRS cash flows on page 31 includes the following items:

	Six months ended 30 June		Year ended 31 December
	2021	2020	2020
	£m	£m	£m

Profit from operations	4,907	5,097	9,962
Depreciation, amortisation and impairment	473	533	1,450
Increase in inventories	(600)	(574)	(144)
(Increase)/decrease in trade and other receivables	(325)	(368)	300
(Decrease)/increase in provision for MSA	(670)	(386)	369
Decrease in trade and other payables	(314)	(4)	(320)
Decrease in net retirement benefit liabilities	(41)	(26)	(96)
Decrease in other provisions	(193)	(245)	-
Other non-cash items	80	7	46
Cash generated from operating activities	3,317	4,034	11,567
Dividends received from associates	164	2	351
Tax paid	(1,227)	(552)	(2,132)
Net cash generated from operating activities	2,254	3,484	9,786

Net cash generated from operating activities declined by 35.3% to £2,254 million (30 June 2020: £3,484 million), partly due to

•	the deferral of excise and corporate tax payments from the first half to the second half of 2020 in the US (£1,233 million);
•	MSA related outflows (£397 million) due to timing and one-off litigation settlements made in the first half of 2021; and
•	an increase in tax paid in Canada (due to the timing of payments).

These were partly offset by an increase in dividends received from associates to £164 million (30 June 2020: £2 million) following the payment of an interim dividend by the Group’s Indian associate, ITC. Net cash generated from operating activities was also impacted by the translational foreign exchange headwind of around 8% due to the relative strength of sterling versus the Group’s operating currencies (particularly US dollar).

Expenditure on research and development was approximately £142 million in the six months ended 30 June 2021 (30 June 2020: £137 million) with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.

Net cash used in investing activities

Net cash used in investing activities in the six months ended 30 June 2021 was higher than the same period in 2020 at £391 million (30 June 2020: £217 million) largely due to the investment in OGI (as described on page 20) and a net outflow from short-term investment products, including treasury bills. Purchases of property, plant, equipment and intangibles totalled £175 million in the six months ended 30 June 2021 (30 June 2020: £168 million), which includes the investment in the Group’s global operational infrastructure (including, but not limited to, the manufacturing network, trade marketing and IT systems).

Net cash used in financing activities

Net cash used in financing activities was an outflow of £1,780 million in the first six months of 2021 (30 June 2020: £962 million outflow). The 2021 outflow was mainly due to the payment of the dividend £2,443 million (30 June 2020: £2,346 million), an increase on prior year due to the higher dividend per share. The higher cash outflow from financing activities in the period, compared to the same period in 2020, was largely due to the prior period including the net inflow from new borrowings in the period in response to the COVID-19 pandemic. In the six months ended 30 June 2021 the net inflow from borrowings was £1,833 million compared to £2,393 million in the same period of 2020.